Quarterly Holdings Report
for

Fidelity Freedom® Index 2040 Fund

June 30, 2021

FRX-X40-QTLY-0821
1.906850.111

Schedule of Investments June 30, 2021 (Unaudited)

Showing Percentage of Net Assets

Domestic Equity Funds - 54.0%
	Shares	Value
Fidelity Series Total Market Index Fund (a)
(Cost $4,856,136,815)	452,406,788	6,704,668,604

International Equity Funds - 36.0%
Fidelity Series Global ex U.S. Index Fund (a)
(Cost $3,600,723,983)	285,404,322	4,472,285,727

Bond Funds - 10.0%
Fidelity Series Bond Index Fund (a)	82,265,862	864,614,215
Fidelity Series Long-Term Treasury Bond Index Fund (a)	45,032,386	376,921,067
TOTAL BOND FUNDS
(Cost $1,254,860,634)		1,241,535,282
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $9,711,721,432)		12,418,489,613
NET OTHER ASSETS (LIABILITIES) - 0.0%		4,558
NET ASSETS - 100%		$12,418,494,171

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an underlying Fund changes its name, the name presented below is the name in effect at period end.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Series Bond Index Fund	$744,967,329	$124,698,063	$16,384,082	$2,926,310	$(605,702)	$11,938,607	$864,614,215
Fidelity Series Global ex U.S. Index Fund	3,829,149,093	570,865,214	141,636,465	--	1,903,735	212,004,150	4,472,285,727
Fidelity Series Long-Term Treasury Bond Index Fund	318,067,824	46,266,946	7,513,852	2,065,784	(1,674,398)	21,774,547	376,921,067
Fidelity Series Total Market Index Fund	5,748,444,670	687,191,020	196,204,478	22,027,913	(1,057,325)	466,294,717	6,704,668,604
Total	$10,640,628,916	$1,429,021,243	$361,738,877	$27,020,007	$(1,433,690)	$712,012,021	$12,418,489,613

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in any open-end mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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